UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Date of earliest event reported: September 22, 2015

[   ]

Annual Report under Section 13 or 15(d) of the Securities Exchange Act of 1934 for the fiscal year ended

December 31, 2014.

OR

[  ]

Transition Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 for the transition period from

to.

Commission File Number: 000-54027

BONANZA GOLD CORP.

(Name of small business issuer in its charter)

Nevada

20-8560967

(State or other jurisdiction of incorporation or organization)

(IRS Employer Identification Number)

3270 Sul Ross, Houston, TX

77098

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 329-0100

Securities registered pursuant to

Section 12(b) of the Act:

Name of each exchange on which registered

None

Securities registered pursuant to Section 12(g) of the Act:

Common Stock $.001 par value

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.

YES [   ]   NO [X]

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act.

YES [   ]   NO [ X ]

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

YES [   ]   NO [ X ]

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).

YES [X]   NO [  ]

Indicate by check mark if disclosure of delinquent filers in response to Item 405 of Regulation S-K is not contained in this herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.  [  ]

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See definition of “accelerated filer,” “larger accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer [  ]

Accelerated filer [  ]

Non- accelerated filer [  ]

Smaller reporting company [X]

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).

YES [   ]  NO [X]

The aggregate market value of the issuer’s common stock held by non-affiliates of the registrant as of September 22, 2015, was approximately $1,068,263 based on $.62, the price at which the registrant’s common stock was last sold on June 11, 2012.

As of September 22, 2015, the issuer had 6,923,005 shares of common stock outstanding.

Documents incorporated by reference: None

Item 5.03

Effective September 22, 2015, we amended and restated our Articles of Incorporation to change our name from Bonanza Gold Corp. to Brightlane Corp.  We also increased our authorized capitalization to 350,000,000 shares with a par value of $0.001 per share, 250,000,000 of which are designated as common stock.  The remaining 100,000,000 shares are designated as preferred shares subject to such rights and designations as may be determined by the Board.  Our amended and restated Articles of Incorporation are annexed hereto.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned.

BONANZA GOLD CORP.

Date: July 17, 2015

                                                                                               By: /s/ Steve Helm

Steve Helm President

Chief Executive Officer, Chairman